UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2025

Avenue Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301
Bay Harbor Islands, FL 33154
(Address of Principal Executive Offices)

(781) 652-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:       None

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of Class	Trading Symbol(s)
Common Stock	ATXI (OTC Markets Group, Inc.)

Indicate by check mark whether the registrant (1) has filed

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2025, Avenue Therapeutics, Inc. (the “Company” or “Avenue”) and its majority owned subsidiary, Baergic Bio, Inc., a Delaware corporation (“Baergic”), entered into a stock purchase agreement (the “Agreement”) with Axsome Therapeutics, Inc., a Delaware corporation (together with its affiliates, “Axsome”), and the holders of outstanding options, warrants and other similar rights with respect to shares of Baergic. Pursuant to the Agreement, Axsome: (i) purchased 100% of the equity interests in Baergic from Avenue and the other stockholders of Baergic for an upfront payment of $0.3 million (less transaction fees) and additional contingent consideration described below (the “Disposition”) and (ii) received worldwide commercial, development, and manufacturing rights to BAER-101 (now referred to as AXS-17), including all available nonclinical and clinical data.

Additionally, Avenue and the other former stockholders of Baergic will be eligible to receive from Axsome:

●	payments totaling up to $2.5 million in the aggregate upon the occurrence of certain development and regulatory milestone events for the first indication pertaining to AXS-17 and $1.5 million for each indication thereafter;
●	payments totaling up to $79 million in aggregate upon AXS-17 achieving certain commercial sales milestone events; and
●	a tiered mid-to-high single digit royalty on potential global net sales of AXS-17.

Avenue expects to receive approximately 74% of all future payments and royalties payable under the Agreement.

The Agreement also contains customary representations and warranties and provisions related to confidentiality, indemnification and intellectual property protection. The provisions of the Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s public filings with the Securities and Exchange Commission (the “SEC”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Also effective November 5, 2025, the Board of Directors of Baergic and the stockholders, respectively, approved the granting of equity awards under Baergic’s 2017 Incentive Plan, as amended, to certain named executive officers as follows: (a) an award of 443,578 shares of restricted stock to Alexandra MacLean, M.D. (“MacLean”), the Company’s Chief Executive Officer (the “MacLean Restricted Stock”), and (b) an award of 266,147 shares of restricted stock to David Jin (“Jin”), the Company’s Interim Chief Financial Officer and Chief Operating Officer (the “Jin Restricted Stock” and together with the MacLean Restricted Stock, the “Restricted Stock”). The Restricted Stock will be granted and fully vested upon closing of the Disposition. Upon such vesting, Dr. MacLean and Mr. Jin will be entitled to receive a portion of the future payments and royalties that may become payable under the Agreement.

Item 8.01 Other Events.

The Company issued a press release on November 6, 2025 announcing its entry into the Agreement, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated November 6, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains predictive or “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of current or historical fact contained in this press release, including statements that express our intentions, plans, objectives, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “should,” “would” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections made by management about our business, our industry and other conditions affecting our financial condition, results of operations or business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, the forward-looking statements due to numerous risks and uncertainties. Factors that could cause such outcomes and results to differ include, but are not limited to, risks and uncertainties arising from: the fact that we currently have no drug products for sale and that our success is dependent on our product candidates receiving regulatory approval and being successfully commercialized; the possibility that serious adverse or unacceptable side effects are identified during the development of our current or future product candidates, such that we would need to abandon or limit development of some of our product candidates; our ability to successfully develop, partner, or commercialize any of our current or future product candidates; the substantial doubt raised about our ability to continue as a going concern, which may hinder our ability to obtain future financing; the significant losses we have incurred since inception and our expectation that we will continue to incur losses for the foreseeable future; uncertainty related to the timing and amounts expected to be realized from future milestone, royalty or similar future revenue streams, if at all; our need for substantial additional funding, which may not be available to us on acceptable terms, or at all, which unavailability could force us to delay, reduce or eliminate our product development programs or commercialization efforts; our reliance on third parties for several aspects of our operations; our reliance on clinical data and results obtained by third parties that could ultimately prove to be inaccurate, unreliable, or unacceptable to regulatory authorities; the possibility that we may not receive regulatory approval for any or all of our product candidates, or that such approval may be significantly delayed due to scientific or regulatory reasons; the fact that even if one or more of our product candidates receives regulatory approval, they will remain subject to substantial regulatory scrutiny; the effects of current and future laws and regulations relating to fraud and abuse, false claims, transparency, health information privacy and security, and other healthcare laws and regulations; the effects of competition for our product candidates and the potential for new products to emerge that provide different or better therapeutic alternatives for our targeted indications; the possibility that the government or third-party payors fail to provide adequate coverage and payment rates for our product candidates or any future products; our ability to establish sales and marketing capabilities or to enter into agreements with third parties to market and sell our product candidates; our exposure to potential product liability claims; risks related to the protection of our intellectual property and our potential inability to maintain sufficient patent protection for our technology and products; our ability to maintain compliance with the obligations under our intellectual property licenses and funding arrangements with third parties, without which licenses and arrangements we could lose rights that are important to our business; the fact that Fortress Biotech, Inc. controls a majority of the voting power of our outstanding capital stock and has rights to receive significant share grants annually; and those risks discussed in our filings which we make with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law. Investors should evaluate any statements made by us in light of these important factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: November 12, 2025	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer